Exhibit 10.14

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

This Amended and Restated Voting Agreement (the “Agreement”) is made and entered into this 27th day of October, 2003 by and among Advanced Analogic Technologies, Inc., a California corporation (the “Company”), the persons listed on Schedule 1 attached hereto (each, a “Common Shareholder” and, collectively, the “Common Shareholders”) and such persons and entities listed in Schedule 2 attached hereto (each, an “Investor” and, collectively, the “Investors”). The Company, the Common Shareholders and the Investors are collectively referred to as the “Voting Parties.” Terms not otherwise defined herein shall have the meaning ascribed to them in the Series E Preferred Stock Purchase Agreement dated as of even date herewith (the “Purchase Agreement”).

RECITALS

WHEREAS, the Company entered into a Voting Agreement with certain holders of the Company’s Series B Preferred Stock listed on the signature pages thereto on August 17, 1998, as may have been subsequently amended (the “First Agreement”);

WHEREAS, the Company entered into a Voting Agreement with certain holders of the Company’s Series C Preferred Stock listed on the signature pages thereto on August 6, 1999, as may have been subsequently amended (the “Second Agreement”) (the First Agreement and Second Agreement may hereinafter collectively be referred to as the “Prior Agreements”);

WHEREAS, the Company proposes to sell shares of its Series E Preferred Stock to certain investors pursuant to the Purchase Agreement of even date herewith (the “Financing”);

WHEREAS, the Company’s Amended and Restated Articles of Incorporation (the “Restated Articles”) provide that (i) the holders of Series B Preferred Stock, voting as a separate series, shall be entitled to elect one (1) member of the Company’s Board of Directors, (ii) the holders of Series C Preferred Stock, voting as a separate series, shall be entitled to elect one (1) member of the Company’s Board of Directors, (iii) the holders of Series E Preferred Stock, voting as a separate series, shall be entitled to elect one (1) member of the Company’s Board of Directors, and (iv) the holders of Common Stock, voting as a separate class, shall be entitled to elect two (2) member of the Company’s Board of Directors;

WHEREAS, the Voting Parties each desire to consummate the transactions contemplated by the Financing and are willing to enter into this Agreement as an inducement to each other to complete the transactions contemplated by the Financing.

NOW, THEREFORE, the parties hereto agree that the Prior Agreements are amended and restated in their entirety as follows:

1. Shares. During the term of this Agreement, the Voting Parties each agree to vote all shares of the Company’s voting securities now or hereafter owned by them, whether beneficially or otherwise, or as to which they have voting power (the “Shares”) in accordance with the provisions of this Agreement.

2. Election of Boards of Directors

(a) Voting. During the term of this Agreement, each Voting Party agrees to vote all Shares in such manner as may be necessary to elect (and maintain in office) as members of the Company’s Board of Directors the following individuals:

(i) The one Series B Designee (as defined below) as the Series B Director;

(ii) The one Series C Designee (as defined below) as the Series C Director;

(iii) The one Series E Designee (as defined below) as the Series E Director; and

(iv) The two Common Designees (as defined below) as the Common Directors.

(b) Designation of Directors. The designees to the Company’s Board of Directors described above (each a “Designee”) shall be selected as follows:

(i) The one “Series B Designee” shall be chosen by Vision 2000 Venture Ltd., or any of its affiliates that is a Shareholder, who shall initially be John Seto.

(ii) The one “Series C Designee” shall be chosen by Maton Fund, who shall initially be Jaff Lin.

(iii) The one “Series E Designee” shall be chosen by Battery Ventures, who shall initially be Ken Lawler.

(iv) The two (2) “Common Designees” shall be (A) the Company’s Chief Executive Officer, who is currently Richard Williams, and (B) an independent industry representative, not otherwise affiliated with the Company, who shall initially be Samuel Anderson.

(c) Changes in Designees. From time to time during the term of this Agreement, Voting Parties who hold sufficient Shares to select a Designee pursuant to this Agreement may, in their sole discretion:

(i) notify the Company in writing of an intention to remove from the Company’s Board of Directors any incumbent Designee who occupies a Board seat for which such Voting Parties are entitled to designate the Designee; or

(ii) notify the Company in writing of an intention to select a new Designee for election to a Board seat for which such Voting Parties are entitled to designate the Designee (whether to replace a prior Designee or to fill a vacancy in such Board seat);

In the event of such an initiation of a removal or selection of a Designee under this section, the Company shall take such reasonable actions as are necessary to facilitate such removals or elections, including, without limitation, soliciting the votes of the appropriate shareholders, and the Voting Parties shall vote their Shares to cause: (a) the removal from the Company’s Board of Directors of the Designee or Designees so designated for removal; and (b) the election to the Company’s Board Directors of any new Designee or Designees so designated.

(d) Size of Board of Directors. During the term of this Agreement, each Voting Party agrees to vote all Shares to maintain the authorized number of members of the Board of Directors of the Company at a minimum of five (5) directors.

3. Cumulative Voting. In the event that any shareholder of the Company exercises its right to cumulate its votes in connection with any election of directors, the Voting Parties shall coordinate their voting to ensure that the maximum number of Designees are elected to the Board of Directors. In determining the maximum number of Designees which may be ensured election, the parties hereto shall assume that all outstanding Shares are voted and shall assume that any Shares held by persons who are not parties to this Agreement will vote their Shares for candidates other than the Designees. If less than all of the Designees can be assured election, then the priority given to the Designees shall be determined by a majority-in-interest of the Common Shareholders and a majority-in-interest of the Investors, voting separately.

4. Covenants of the Company.

(a) The Company agrees to take all actions within the Company’s power and authority to ensure the rights given to the Shareholders hereunder are effective and that they enjoy the benefits thereof. Such actions shall include, without limitation, the use of the Company’s best efforts to cause the nomination and election of the directors as provided in Section 2 above, as the case may be. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement.

(b) The Company agrees to promptly reimburse the Series B Designee, the Series C Designee, the Series E Designee and the Common Designee that is an industry representative for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Company’s Board of Directors or any committee thereof.

5. Termination. This Agreement shall terminate upon the earlier of (i) the conversion of all outstanding shares of the Company’s Preferred Stock into Common Stock; (ii) a Change of Control Transaction (as hereinafter defined); or (iii) the (A) agreement of a Majority-In-Interest (as hereinafter defined) of the Common Shareholders and a majority-in-interest of the Investors, voting separately and (B) the written consent of Vision 2000 Venture Ltd., Maton Fund and Battery Ventures.

6. Additional Shares. In the event that subsequent to the date of this Agreement any shares or other securities (other than pursuant to a Change of Control Transaction) are issued on, or in exchange for, any of the Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be Shares for purposes of this Agreement.

7. No Liability for Election of Recommended Directors. Neither the Company, nor any Shareholder, nor any officer, director, shareholder, partner, employee or agent of such party, makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Company’s Board by virtue of such party’s execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

8. Restrictive Legend. Each certificate representing any of the Shares subject to this Agreement shall be marked by the Company with a legend reading as follows:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER) AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.”

9. Miscellaneous

(a) Certain Definitions.

(i) “Change of Control Transaction” means either (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) that results in the voting securities of the Company outstanding immediately prior thereto failing to represent immediately after such transaction or series of transactions (either by remaining outstanding or by being converted into voting securities of the surviving entity or the entity that controls such surviving entity) a majority of the total voting power represented by the outstanding voting securities of the Company, such surviving entity or the entity that controls such surviving entity; or (b) a sale, lease or other conveyance of all or substantially all of the assets of the Company.

(ii) Shares “held” by a Voting Party means any Shares directly or indirectly owned (of record or beneficially) by such Voting Party or as to which such Voting Party has voting power.

(iii) A “Majority-In-Interest” of either the Common Shareholders or the Investors (or any subgroup thereof) (each, a “Group”) means the holders of a majority of the outstanding Common Stock (determined on an as-converted basis) then held by such Group.

(iv) “Vote” shall include any exercise of voting rights whether at an annual or special meeting or by written consent or in any other manner permitted by applicable law.

(b) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, e-mailed, mailed, or delivered to each party as follows: (i) if to a Voting Party, at such Voting Party’s address, facsimile number or e-mail address set forth in the Company’s records, or at such other address, facsimile number or e-mail address as such Investor shall have furnished the Company in writing, or (ii) if to the Company, at 830 E. Arques Avenue, Sunnyvale, CA 94085, Attn: Chief Executive Officer, or at such other address or facsimile number as the Company shall have furnished to the Voting Parties in writing, with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, Attention: Mario M. Rosati, Esq. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile or e-mail (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

(c) Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. The Company shall not permit the transfer of any Shares on its books or issue a new certificate representing any Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was a Voting Party hereunder. No party to this Agreement may assign or otherwise transfer any of its rights or obligations under this Agreement apart from the shares of the Company’s capital stock owned by such party.

(d) Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of California.

(e) Attorney’s Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

(f) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

(g) Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and so all such other acts and things as may be necessary to more fully effectuate this Agreement.

(h) Entire Agreement. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

(i) No Grant of Proxy. This Agreement does not grant any proxy and should not be interpreted as doing so. Nevertheless, should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

(j) Not a Voting Trust. This Agreement is not a voting trust governed by Section 706(b) of the California Corporations Code.

(k) Specific Performance. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

(l) Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company, a majority-in-interest of the Common Shareholders and a majority-in-interest of Investors provided that any amendment of (i) Section 2(b)(i) shall require the written consent of Vision 2000 Venture Ltd; (ii) Section 2(b)(ii) shall require the written consent of the Maton Fund; and (iii) Section 2(b)(iii) shall require the written consent of Battery Ventures; provided, further, that Investors purchasing Shares under the Purchase Agreement after the Initial Closing (as defined in the Purchase Agreement) may become parties to this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Voting Party; and provided, further, that if any amendment, waiver, discharge or termination operates in a manner that treats any Common Shareholder or Investor different from other Common Shareholders or Investors, as the case may be, the consent of such Common Shareholder or Investor shall also be required for such amendment, waiver, discharge or termination. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Voting Party that has entered into this Voting Agreement. Each Voting Party acknowledges that by the operation of this paragraph, the holders of a majority of the Shares held by the Common Shareholders and the holders of a majority of the Shares held by the Investors will have the right and power to diminish or eliminate all rights of such Voting Party under this Agreement.

(m) No Waiver. The failure or delay by a party to enforce any provision of this Agreement will not in any way be construed as a waiver of any such provision or prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and will not constitute a waiver of either party’s right to assert any other legal remedy available to it.

(n) Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

(o) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Company”

ADVANCED ANALOGIC TECHNOLOGIES

By:	/S/ RICHARD WILLIAMS
Richard Williams,
President

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

Schedule 1

“Common Shareholders”

/s/ TORBJORN ANDERSSON
Signature of Authorized Signatory

Sr. Director of Sales
Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ ROBERT G. BLATTNER
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ KENNETH R. CONE
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ MICHAEL E. CORNELL
Signature of Authorized Signatory

V.P. of Technology, Advanced Analogic Technologies, Inc.
Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ KEVIN D’ANGELO
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ JAN GRIPSBORN
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ STEVE HOROWITZ
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ GENE KRZYWINSKI
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ ALLEN LAM
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ RICHARD E. LYMAN
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ ERIK OGREN
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ PIERRE PARIZOT
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ FRED RIFFLE
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ MARITJE RUSLI
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ LARRY T. SEVILLA
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ JOHN S. K. SO
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ LARRY B. WHEATON
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ RICHARD K. WILLIAMS
Signature of Authorized Signatory

President & CEO
Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

/s/ TIM WEN HIN YU
Signature of Authorized Signatory

Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

Schedule 2

“Investors”

“Shareholder”

SVIC No. 4 New Technology Business Investment L.L.P by Samsung Venture Investment

/s/ SAN KI KIM
Signature of Authorized Signatory

Sang Ki Kim, Chief Executive Officer
Name and Title of Authorized Signatory

ADVANCED ANALOGIC TECHNOLOGIES, INC.

AMENDED AND RESTATED

VOTING AGREEMENT